Exhibit a(2)(e)

SCHEDULE A

To

MAINSTAY FUNDS TRUST declaration of trust

SERIES AND CLASSES

As of March 26, 2015

	Series	Classes
1.	MainStay Absolute Return Multi-Strategy Fund	Investor, A, B, C, I, R1, R2, R3 and R6
2.	MainStay Balanced Fund	Investor, A, B, C, I, R1, R2, R3 and R6
3.	MainStay California Tax Free Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
4.	MainStay Conservative Allocation Fund	Investor, A, B, C, I, R1, R2, R3 and R6
5.	MainStay Cornerstone Growth Fund	Investor, A, B, C, I, R1, R2, R3 and R6
6.	MainStay Cushing MLP Premier Fund	Investor, A, B, C, I, R1, R2, R3 and R6
7.	MainStay Cushing Renaissance Advantage Fund	Investor, A, B, C, I, R1, R2, R3 and R6
8.	MainStay Cushing Royalty Energy Income Fund	Investor, A, B, C, I, R1, R2, R3 and R6
9.	MainStay Emerging Markets Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
10.	MainStay Epoch Global Choice Fund	Investor, A, B, C, I, R1, R2, R3 and R6
11.	MainStay Epoch Global Equity Yield Fund	Investor, A, B, C, I, R1, R2, R3 and R6
12.	MainStay Epoch International Small Cap Fund	Investor, A, B, C, I, R1, R2, R3 and R6
13.	MainStay Epoch U.S. All Cap Fund	Investor, A, B, C, I, R1, R2, R3 and R6
14.	MainStay Epoch U.S. Equity Yield Fund	Investor, A, B, C, I, R1, R2, R3 and R6
15.	MainStay Floating Rate Fund	Investor, A, B, C, I, R1, R2, R3 and R6
16.	MainStay Growth Allocation Fund	Investor, A, B, C, I, R1, R2, R3 and R6
17.	MainStay High Yield Municipal Bond Fund	Investor, A, C, I
18.	MainStay High Yield Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
19.	MainStay ICAP Equity Fund	Investor, A, B, C, I, R1, R2, R3 and R6
20.	MainStay ICAP Global Fund	Investor, A, B, C, I, R1, R2, R3 and R6
21.	MainStay ICAP International Fund	Investor, A, B, C, I, R1, R2, R3 and R6
22.	MainStay ICAP Select Equity Fund	Investor, A, B, C, I, R1, R2, R3 and R6
23.	MainStay Indexed Bond Fund	Investor, A, B, C, I, R1, R2, R3 and R6
24.	MainStay International Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
25.	MainStay Marketfield Fund	Investor, A, B, C, I, R1, R2, R3, R6 and P
26.	MainStay Moderate Allocation Fund	Investor, A, B, C, I, R1, R2, R3 and R6
27.	MainStay Moderate Growth Allocation Fund	Investor, A, B, C, I, R1, R2, R3 and R6
28.	MainStay New York Tax Free Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
29.	MainStay Retirement 2010 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
30.	MainStay Retirement 2020 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
31.	MainStay Retirement 2030 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
32.	MainStay Retirement 2040 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
33.	MainStay Retirement 2050 Fund	Investor, A, B, C, I, R1, R2, R3 and R6
34.	MainStay S&P 500 Index Fund	Investor, A, B, C, I, R1, R2, R3 and R6
35.	MainStay Short Duration High Yield Fund	Investor, A, B, C, I, R1, R2, R3 and R6
36.	MainStay Tax Advantaged Short Term Bond Fund*	Investor, A, B, C, I, R1, R2, R3 and R6
37.	MainStay Total Return Bond Fund	Investor, A, B, C, I, R1, R2, R3 and R6
38.	MainStay U.S. Equity Opportunities Fund	Investor, A, B, C, I, R1, R2, R3 and R6
39.	MainStay U.S. Small Cap Fund	Investor, A, B, C, I, R1, R2, R3 and R6

* Formerly, MainStay Short Term Bond Fund